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                         MFS ALABAMA MUNICIPAL BOND FUND
                        MFS ARKANSAS MUNICIPAL BOND FUND
                         MFS FLORIDA MUNICIPAL BOND FUND
                        MFS MARYLAND MUNICIPAL BOND FUND
                      MFS PENNSYLVANIA MUNICIPAL BOND FUND
                     MFS SOUTH CAROLINA MUNICIPAL BOND FUND
                        MFS TENNESSEE MUNICIPAL BOND FUND

                      Supplement to the Current Prospectus


The description of the portfolio managers under the "Management of the Trust Investment Adviser" section beginning on page 45 of the Prospectus is hereby revised to reflect that, effective June 1, 1997, Geoffrey L. Schechter is the portfolio manager of the Alabama, Florida and Pennsylvania Funds and David B. Smith is the portfolio manager of the Arkansas, Maryland, South Carolina and Tennessee Funds. Messrs. Schechter and Smith are Vice Presidents of Massachusetts Financial Services Company ("MFS") and have been employed by MFS as a portfolio manager since 1993 and 1988, respectively. Prior to 1993, Mr. Schechter was a Senior Investment Analyst at Liberty Mutual Insurance Company.

                 The date of this Supplement is June 13, 1997.